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                         UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                  FORM 8-K/A

                             [X]   CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 12, 2000

                        -------------------------------

                               SYMMETRICOM, INC.
            (Exact name of registrant as specified in its charter)



          California                               0-2287                         No. 95-1906306
  (State or other jurisdiction of            (Commission File Number)             (I.R.S. Employer
  incorporation or organization)                                                 Identification No.)

       2300 Orchard Parkway,
       San Jose, California                                                           95131-1017
(Address of principal executive offices)                                              (Zip Code)

      Registrant's telephone number, including area code: (408) 943-9403



                                Not Applicable

         (Former name or former address, if changed since last report)

                      -----------------------------------
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The undersigned Registrant, Symmetricom, Inc. ("Symmetricom"), hereby amends item 7, financial statements and exhibits of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on April 13, 2000, reporting the disposition of the Registrant's Global Positioning System ("GPS") division.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

          Not Applicable

(b)  Pro Forma Financial Information.

          Unaudited Pro Forma Condensed Consolidated Statement of
          Operations for the year ended June 30, 1999.

(c)       Exhibits

          10.39  Pro Forma Financial Statements described in Item 7(b).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SYMMETRICOM, INC.
                                   (Registrant)

DATE:  June 12, 2000               By:

                                   /s/Maurice Austin
                                   --------------------
                                   Maurice Austin
                                   Chief Financial Officer
                                   (for Registrant and as Principal
                                   Financial and Accounting Officer)
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                               SYMMETRICOM, INC.
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                           Year Ended June 30, 1999

                   (In thousands, except per share amounts)

                                                           Historical
                                                          ------------
                                                          Symmetricom,        Less GPS          Other                Pro
                                                              Inc.          Division (a)     Adjustments            Forma
                                                          ------------     --------------   -------------       -------------
Net sales                                                 $     76,915     $        8,949    $      4,301 (b)   $      72,267
Cost of sales                                                   40,169              4,656           1,119 (b)          36,632
                                                          ------------     --------------   -------------       -------------
    Gross profit                                                36,746              4,293           3,182              35,635

Operating expenses:

 Research and development                                       13,671              2,223               -              11,448
 Selling, general and administrative                            20,753              1,498               -              19,255
                                                          ------------     --------------   -------------       -------------
    Operating income (loss)                                      2,322                572           3,182               4,932
Interest income                                                  1,917                  2                               1,915
Interest expense                                                  (715)                 -               -                (715)
                                                          ------------     --------------   -------------       -------------
    Earnings from continuing operations before
    income taxes                                                 3,524                574           3,182               6,132
Income tax provision (benefit)                                     740                 10               -                 730
                                                          ------------     --------------   -------------       -------------
    Earnings from continuing operations                          2,784                564           3,182               5,402
Discontinued operations, net of tax:
    Loss from operations                                           (73)                                                   (73)
    Loss on sale                                                (3,906)                                                (3,906)
                                                          ------------     --------------   -------------       -------------
      Loss from discontinued operations                         (3,979)                 -               -              (3,979)
                                                          ------------     --------------   -------------       -------------
Net earnings                                              $     (1,195)    $          564   $       3,182       $       1,423
                                                          ============     ==============   =============       =============
Earnings (loss) per share--basic:
    Earnings from continuing operations                   $       0.18                                          $        0.35
    Loss from discontinued operations                     $      (0.26)                                                 (0.26)
                                                          ------------                                          -------------
Net earnings (loss) per share                             $      (0.08)                                         $        0.09
                                                          ------------                                          -------------
Weighted average shares outstanding--basic                      15,301                                                 15,301
                                                          ============                                          =============
Earnings (loss) per share--diluted:
    Earnings from continuing operations                           0.18                                          $        0.35
    Loss from discontinued operations                            (0.26)                                                 (0.26)
                                                          ------------                                          -------------
Net earnings (loss) per share                                    (0.08)                                         $        0.09
                                                          ------------                                          -------------
Weighted average shares outstanding--diluted                    15,395                                                 15,395
                                                          ============                                          =============

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations
(a) To remove revenues and expenses of the GPS division.
(b) To remove intercompany royalty.